NEWS RELEASE

The Progressive Corporation	Company Contact:
300 North Commons Blvd.	Douglas S. Constantine
Mayfield Village, Ohio 44143	(440) 395-3707
http://www.progressive.com	investor_relations@progressive.com

PROGRESSIVE REPORTS MARCH RESULTS

MAYFIELD VILLAGE, OHIO -- April 16, 2025 -- The Progressive Corporation (NYSE:PGR) today reported the following results for the month and quarter ended March 31, 2025:

	March				Quarter
(millions, except per share amounts and ratios; unaudited)	2025	2024	Change		2025	2024	Change
Net premiums written	$9,041	$7,746	17%		$22,206	$18,962	17%
Net premiums earned	$6,787	$5,634	20%		$19,409	$16,149	20%
Net income	$522	$893	(42)%		$2,567	$2,331	10%
Per share available to common shareholders	$0.89	$1.52	(42)%		$4.37	$3.94	11%
Total pretax net realized gains (losses) on securities	$(211)	$59	(458)%		$(212)	$156	(236)%
Combined ratio	90.9	84.3	6.6	pts.	86.0	86.1	(0.1)	pts.
Average diluted equivalent common shares	587.7	587.4	0%		587.7	587.3	0%

	March 31,
(thousands; unaudited)	2025	2024	% Change
Policies in Force
Personal Lines
Agency – auto	10,146	8,593	18
Direct – auto	14,771	11,855	25
Special lines	6,637	6,076	9
Property	3,576	3,209	11
Total Personal Lines	35,130	29,733	18
Commercial Lines	1,162	1,101	6
Companywide	36,292	30,834	18

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal vehicles (auto and special lines products) and personal property insurance for homeowners and renters. Our Commercial Lines business writes auto-related liability and physical damage insurance, business-related general liability and commercial property insurance predominantly for small businesses, and workers’ compensation insurance primarily for the transportation industry.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
For the month ended March 31, 2025
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$9,041

Revenues:
Net premiums earned	$6,787
Investment income	287
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	27
Net holding period gains (losses) on securities	(238)
Total net realized gains (losses) on securities	(211)
Fees and other revenues	98
Service revenues	42
Total revenues	7,003

Expenses:
Losses and loss adjustment expenses	4,811
Policy acquisition costs	506
Other underwriting expenses	949
Investment expenses	2
Service expenses	44
Interest expense	24
Total expenses	6,336

Income before income taxes	667
Provision for income taxes	145
Net income	522

Other comprehensive income (loss):
Change in total net unrealized gains (losses) on fixed-maturity securities	64
Total comprehensive income (loss)	$586

1 For a description of our financial reporting and accounting policies as it applies to information contained throughout this release, see Note 1 to our 2024 audited consolidated financial statements included in our 2024 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
For the year-to-date periods ended March 31,
(millions)
(unaudited)

	Year-to-Date
	2025	2024
Net premiums written	$22,206	$18,962

Revenues:
Net premiums earned	$19,409	$16,149
Investment income	814	618
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	1	(146)
Net holding period gains (losses) on securities	(213)	302
Total net realized gains (losses) on securities	(212)	156
Fees and other revenues	287	236
Service revenues	111	84
Total revenues	20,409	17,243

Expenses:
Losses and loss adjustment expenses	12,804	10,972
Policy acquisition costs	1,456	1,232
Other underwriting expenses	2,719	1,931
Investment expenses	7	6
Service expenses	117	92
Interest expense	70	70
Total expenses	17,173	14,303

Income before income taxes	3,236	2,940
Provision for income taxes	669	609
Net income	2,567	2,331

Other comprehensive income (loss):
Change in total net unrealized gains (losses) on fixed-maturity securities	899	(208)
Total comprehensive income (loss)	$3,466	$2,123

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
For the month and year-to-date periods ended March 31,
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:
	Current	Year-to-Date
	Month	2025	2024

Net income	$522	$2,567	$2,331
Less: Preferred share dividends and other	0	0	17
Net income available to common shareholders	$522	$2,567	$2,314
Per common share:
Basic	$0.89	$4.38	$3.95
Diluted	$0.89	$4.37	$3.94

Comprehensive income (loss)	$586	$3,466	$2,123
Less: Preferred share dividends and other	0	0	17
Comprehensive income (loss) attributable to common shareholders	$586	$3,466	$2,106
Per common share:
Diluted	$1.00	$5.90	$3.59

Average common shares outstanding - Basic	586.1	586.0	585.4
Net effect of dilutive stock-based compensation	1.6	1.7	1.9
Total average equivalent common shares - Diluted	587.7	587.7	587.3

The following table sets forth the investment results for the period:
	Current	Year-to-Date
	Month	2025	2024
Fully taxable equivalent (FTE) total return:
Fixed-income securities	0.5%	2.5%	0.3%
Common stocks	(6.1)%	(5.0)%	9.9%
Total portfolio	0.2%	2.2%	0.8%

Pretax annualized investment income book yield	4.3%	4.1%	3.7%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
For the month ended March 31, 2025
($ in millions)
(unaudited)

Current Month
	Personal Lines Business				Commercial
	Vehicles				Lines	Companywide
	Agency	Direct	Property	Total	Business[1]	Total
Net Premiums Written	$2,714	$3,623	$296	$6,633	$2,408	$9,041
% Growth in NPW	17%	24%	2%	20%	8%	17%
Net Premiums Earned	$2,449	$3,135	$268	$5,852	$935	$6,787
% Growth in NPE	20%	27%	8%	23%	5%	20%

GAAP Ratios
Loss/LAE ratio	69.8	70.9	89.8	71.3	67.3	70.8
Expense ratio	17.9	20.9	27.7	19.9	21.2	20.1
Combined ratio	87.7	91.8	117.5	91.2	88.5	90.9
Net catastrophe loss ratio[2]	4.8		51.1	6.9	0.4	6.0

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$(46)
Current accident year						(6)
Calendar year actuarial adjustment	$(39)	$(38)	$22	$(55)	$3	$(52)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(46)
All other development						88
Total development						$42

Calendar year loss/LAE ratio						70.8
Accident year loss/LAE ratio						71.4

1 The increase in net premiums written reflects the March 1 renewal of certain of our transportation network company (TNC) business, with the year-over-year increase due to higher projected mileage for the 2025 renewal, compared to the 2024 renewal, which is the basis for computing premiums. Excluding the TNC business, total Commercial Lines net premiums written would have decreased about 1% compared to March 2024.
2 Represents catastrophe losses incurred during the period, including (favorable)/unfavorable development on prior events and the impact of reinsurance, if any, as a percent of net premiums earned. During the month, we incurred catastrophe losses related to severe weather throughout the United States.
3 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Personal Lines property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our personal and commercial vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
For the year-to-date period ended March 31, 2025
($ in millions)
(unaudited)

Year-to-Date
	Personal Lines Business				Commercial
	Vehicles				Lines	Companywide
	Agency	Direct	Property	Total	Business	Total
Net Premiums Written	$7,473	$10,067	$733	$18,273	$3,933	$22,206
% Growth in NPW	17%	25%	0%	20%	5%	17%
Net Premiums Earned	$7,026	$8,908	$776	$16,710	$2,699	$19,409
% Growth in NPE	20%	27%	9%	23%	6%	20%

GAAP Ratios
Loss/LAE ratio	63.9	67.3	58.4	65.4	67.8	65.8
Expense ratio	18.0	21.3	28.8	20.3	19.7	20.2
Combined ratio	81.9	88.6	87.2	85.7	87.5	86.0
Net catastrophe loss ratio[1]	1.9		19.8	2.7	0.2	2.4

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$25
Current accident year						14
Calendar year actuarial adjustment	$(7)	$(7)	$40	$26	$13	$39

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$25
All other development						253
Total development						$278

Calendar year loss/LAE ratio						65.8
Accident year loss/LAE ratio						67.2

1 Represents catastrophe losses incurred during the year, including the impact of reinsurance, as a percent of net premiums earned.
2 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Personal Lines property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our personal and commercial vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts and common shares repurchased)
(unaudited)

March 31, 2025
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $77,754)	$77,101
Short-term investments (amortized cost: $2,595)	2,595
Total available-for-sale securities	79,696
Equity securities:
Nonredeemable preferred stocks (cost: $608)	584
Common equities (cost: $774)	3,384
Total equity securities	3,968
Total investments[2,3]	83,664
Net premiums receivable	16,811
Reinsurance recoverables (including $4,133 on unpaid loss and LAE reserves)	4,449
Deferred acquisition costs	2,068
Other assets	4,417
Total assets	$111,409

Unearned premiums	$26,612
Loss and loss adjustment expense reserves	39,822
Other liabilities[2]	9,127
Debt	6,894
Total liabilities	82,455
Shareholders’ equity	28,954
Total liabilities and shareholders’ equity	$111,409

Common shares outstanding	586.2
Common shares repurchased - actual	2,243
Average cost per common share	$276.25
Book value per common share	$49.39
Trailing 12-month return on average common shareholders’ equity
Net income	34.2%
Comprehensive income	39.3%
Net unrealized pretax gains (losses) on fixed-maturity securities	$(652)
Increase (decrease) from February 2025	$81
Increase (decrease) from December 2024	$1,138
Debt-to-total capital ratio	19.2%
Fixed-income portfolio duration	3.4
Weighted average credit quality	AA- .
1 As of March 31, 2025, we held certain hybrid securities and recognized a change in fair value of $1 million as a realized loss during the period we held these securities.
2 At March 31, 2025, we had $297 million of net unsettled security transactions classified in “other liabilities.”
3 Includes $3.5 billion, net of unsettled security transactions, of investments in a consolidated, non-insurance, subsidiary of the holding company.

Monthly Commentary
•The Company has no additional commentary regarding March’s results.
Events
Our first quarter Investor Relations conference call is currently scheduled to be held on Tuesday, May 6, 2025, at 9:30 a.m. eastern time. This conference call, which will consist of both a conference call and audio-only webcast, is scheduled to last 60 minutes and will consist of a question and answer session with Tricia Griffith, our CEO, and John Sauerland, our CFO. We plan to file our Quarterly Report on Form 10-Q with the SEC on Monday, May 5, 2025. If the dates of our events, which are always subject to change, are rescheduled, we will announce the change in a press release as soon as practical and publish it on our investor website. Details regarding access to the conference call, or any event changes, will be available at: https://investors.progressive.com/events.
We plan to release April results on Wednesday, May 21, 2025, before the market opens.
About Progressive
Progressive Insurance® makes it easy to understand, buy and use car insurance, home insurance, and other protection needs. Progressive offers choices so consumers can reach us however it’s most convenient for them — online at progressive.com, by phone at 1-800-PROGRESSIVE, via the Progressive mobile app, or in-person with a local agent.
Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes; it is the second largest personal auto insurer in the country, a leading seller of commercial auto, motorcycle, and boat insurance, and one of the top 15 homeowners insurance carriers.
Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.
The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE: PGR.
Regulation FD Disclosure Outlets
The Company disseminates information to the public about the Company, its products, services and other matters through various outlets in order to achieve broad, non-exclusionary distribution of information to the public. These outlets include the Company’s website (progressive.com) and its investor relations website (investors.progressive.com). We encourage investors and others to review the information the Company makes public through these outlets, as such information distributed through these outlets may be considered to be material information.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” “goal,” “target,” “anticipate,” “will,” “could,” “likely,” “may,” “should,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are not guarantees of future performance, are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to:

•our ability to underwrite and price risks accurately and to charge adequate rates to policyholders;
•our ability to establish accurate loss reserves;
•the impact of severe weather, other catastrophe events, and climate change;
•the effectiveness of our reinsurance programs and the continued availability of reinsurance and performance by reinsurers;
•the secure and uninterrupted operation of the systems, facilities, and business functions and the operation of various third-party systems that are critical to our business;
•the impacts of a security breach or other attack involving our technology systems or the systems of one or more of our vendors;
•our ability to maintain a recognized and trusted brand and reputation;
•whether we innovate effectively and respond to our competitors’ initiatives;
•whether we effectively manage complexity as we develop and deliver products and customer experiences;
•the highly competitive nature of property-casualty insurance markets;
•whether we adjust claims accurately;
•compliance with complex and changing laws and regulations;
•the impact of misconduct or fraudulent acts by employees, agents, and third parties to our business and/or exposure to regulatory assessments;
•our ability to attract, develop, and retain talent and maintain appropriate staffing levels;
•litigation challenging our business practices, and those of our competitors and other companies;
•the success of our business strategy and efforts to acquire or develop new products or enter into new areas of business and our ability to navigate the related risks;
•how intellectual property rights affect our competitiveness and our business operations;
•the success of our development and use of new technology and our ability to navigate the related risks;
•the performance of our fixed-income and equity investment portfolios;
•the impact on our investment returns and strategies from regulations and societal pressures relating to environmental, social, governance and other public policy matters;
•our continued ability to access our cash accounts and/or convert investments into cash on favorable terms;
•the impact if one or more parties with which we enter into significant contracts or transact business fail to perform;
•legal restrictions on our insurance subsidiaries’ ability to pay dividends to The Progressive Corporation;
•our ability to obtain capital when necessary to support our business, our financial condition, and potential growth;
•evaluations and ratings by credit rating and other rating agencies;
•the variable nature of our common share dividend policy;
•whether our investments in certain tax-advantaged projects generate the anticipated returns;
•the impact from not managing to short-term earnings expectations in light of our goal to maximize the long-term value of the enterprise;
•the impacts of epidemics, pandemics, or other widespread health risks; and
•other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission, including, without limitation, the Risk Factors section of our Annual Report on Form 10-K for the year ending December 31, 2024.

Any forward-looking statements are made only as of the date presented. Except as required by applicable law, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or developments or otherwise.

In addition, investors should be aware that accounting principles generally accepted in the United States prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.